UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported )	October 18, 2007

FairPoint Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-56365	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 250, Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(704) 344-8150

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On October 18, 2007, FairPoint Communications, Inc. (the “Company”) issued three press releases entitled “New Hampshire Executive Councilor Raymond S. Burton Endorses FairPoint Communication’s Proposed Acquisition of Verizon’s Wireline Operations in New Hampshire” (the “First Press Release”), “Fairpoint Elects Jane A. Newman as Lead Director of its Board of Directors” (the “Second Press Release”) and “Fairpoint to Continue to Expand Low-Income Assistance Programs In New Hampshire; NH Legal Assistance Supports Fairpoint’s Transaction Involving Verizon’s Wireline Operations in State” (the “Third Press Release”). The First Press Release,  the Second Press Release and the Third Press Release are being furnished by being attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

The Company has filed, and the Securities and Exchange Commission (“SEC”) has declared effective, a registration statement in connection with the Company’s proposed merger (the “Merger”) with Northern New England Spinco Inc. (“Spinco”), a subsidiary of Verizon Communications Inc. (“Verizon”), pursuant to the Agreement and Plan of Merger, dated as of January 15, 2007, by and among the Company, Verizon and Spinco, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of April 20, 2007, Amendment No. 2 to Agreement and Plan of Merger, dated as of June 28, 2007, and Amendment No. 3 to Agreement and Plan of Merger, dated as of July 3, 2007, in each case, by and among the Company, Verizon and Spinco.  The Company urges investors to read this document and other materials filed and to be filed by the Company relating to the Merger because they contain and will contain important information.  Investors may obtain free copies of the registration statement, as well as other filed documents containing information about the Company and the Merger, at www.sec.gov, the SEC’s website.  Investors may also obtain free copies of these documents and the Company’s other SEC filings at www.fairpoint.com under the Investor Relations section, or by written request to FairPoint Communications, Inc., 521 E. Morehead Street, Suite 250, Charlotte, NC 28202, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01                      Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	First Press Release, dated October 18, 2007

99.2	Second Press Release, dated October 18, 2007

99.3	Third Press Release, dated October 18, 2007

The information in Item 8.01 of this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in Item 8.01 of this Current Report, including the exhibits attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By: /s/ John P. Crowley
Name: John P. Crowley
Title: Executive Vice President and
Chief Financial Officer

Date:  October 18, 2007